                                                                    EXHIBIT 10.1

                         AGREEMENT OF PURCHASE AND SALE
                         ------------------------------



                                  by and among

                               BUFFTON CORPORATION,

                                 FLO CONTROL, INC.

                                       and

                        F.L.C. PROPERTY ACQUISITION, INC.

                        AGREEMENT OF PURCHASE AND SALE
                        ------------------------------


     THIS AGREEMENT (this "Agreement") dated the ------ day of January, 1995 by and among BUFFTON CORPORATION, a Delaware corporation ("Buffton"), FLO CONTROL, INC., a Delaware corporation ("Seller") and F.L.C. PROPERTY ACQUISTION, INC., a California corporation ("Buyer").


                             W I T N E S S E T H :
                             -------------------




     WHEREAS, Seller owns an undivided ninety-five percent (95%) joint venture interest in Florida Realty Joint Venture, a Florida general partnership (the "Partnership"), and the partnership owns certain real property situated in Broward County, Pompano Beach, Florida, together with all improvements thereon, and being more a part hereof (the "Ppropety"); and

     WHEREAS, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, all of Seller's right, title and interest in and to the Partnership.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                               PURCHASE AND SALE
                               -----------------

     Section 1.1    Transfer of Partnership Interest by Seller. On the terms
                    ------------------------------------------
and subject to the conditions hereof, at the Closing (as defined in Section 1.4 hereof), Seller shall sell, convey, transfer, assign and deliver ("Transfer") to Buyer, and Buyer shall purchase and acquire all right, title and interest of Seller in and to the Partnership ("Seller's Partnership Interest").

     Section 1.2    Purchase Price.  In consideration of the Transfer of
                    --------------
Seller's Partnership Interest and the assumption of all of Seller's obligations and duties under the Partnership Agreement (as hereinafter defined), Buyer shall pay to Seller in cash at the Closing One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) in cash.

     Section 1.3    Buyer's Assumption of Partnership Agreement.  From and
                    -------------------------------------------
after the Effective Date (as hereinafter defined), Buyer shall assume Seller's obligations under the Joint Venture Agreement of Florida Realty Joint Venture, dated November 14, 1986, together with all addenda and amendments thereto (the "Partnership Agreement") and Seller shall be released from its obligations under the Partnership Agreement. At the Closing, Seller and Buyer shall execute an Assignment and Assumption Agreement in form and substance as the Assignment and Assumption Agreement attached hereto as Exhibit 1.3 and made a part hereof ("Assignment and Assumption Agreement").

     Section 1.4    Closing Date and Effective Date.  The purchase and sale
                    -------------------------------
of Seller's Partnership Interest under this Agreement shall take place on or before January 13, 1995 (the "Closing Date") at 9:00 a.m., at the offices of McLean & Sanders, 100 Main Street, Fort Worth, Texas 76102, and shall be deemed effective as of 11:59 p.m. on December 31, 1994 (the "Effective Date"). The actual closing shall be referred to as the "Closing."

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 2.1    Representations and Warranties of Seller.  Seller
                    ----------------------------------------
represents and warrants to Buyer as follows:

     A.   Due Organization and Good Standing.  Seller is (a) a corporation
          ----------------------------------
duly organized, validly existing, and in good standing under the laws of its state of incorporation, (b) is qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the nature and extent of its business and property makes such qualification necessary, and (c) has the requisite corporate power and authority to carry on its business as presently conducted and to own, operate and lease the properties and assets now owned and operated by it.

     B.   Authority.  The execution of this Agreement by Seller and the
          ---------
delivery hereof to Buyer, and the performance by Seller of its respective obligations hereunder, including without limitation the transfers, conveyances, assignments, deliveries and other agreements to be executed pursuant hereto or in connection herewith or contemplated hereby are within Seller's powers, have been duly authorized by all necessary corporate action of such entity (including authorization of the Board of Directors and where necessary the shareholder(s)), have received all necessary governmental approvals and do not and will not contravene or conflict with any provision of law or of the charter or bylaws of Seller, and Seller has full right, power, and authority to execute this Agreement and to consummate the transactions contemplated herein. No other corporate proceedings and no further corporate action are necessary on the part of Seller to make this Agreement or any other agreement or instrument to be executed pursuant hereto or in connection herewith authorized, legal, valid and binding upon Seller in accordance with its terms.

     C.   Validity and Binding Nature.  This Agreement is, and the
          ---------------------------
documents and agreements executed and delivered by Seller pursuant to the terms hereof, when duly executed and delivered by all parties whose execution and delivery thereof is required, will be legal, valid, and binding obligations of Seller enforceable against Seller in accordance with and to the extent of their respective terms, except to the extent that enforceability may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or by general principles of equity.

     D.   Title.  Seller has, and following the Closing, Buyer will have,
          -----
good and marketable title to Seller's Partnership Interest, free and clear of any title defects or objections, mortgages, pledges, liens, claims, or encumbrances of any nature whatsoever. Seller has not granted any option or right of first refusal to any party to acquire the Partnership Interest.

     E.   No Default.  (a)  Except as set forth in Exhibit 2.1(E)(a) hereof,
          ----------
Seller (i) is not in default under, or in violation of any provision of, its charter or bylaws, or (ii) has not received any notice that it is in violation of any law, ordinance, rule, regulation or directive of any federal, state, county, city or other government, governmental department, bureau, agency or other body, pertaining or relating to Seller's Partnership Interest or to the Property.

     (b) Except as set forth in Exhibit 2.1(E)(b), neither the execution and delivery of this Agreement or any other agreement or instrument to be executed and delivered pursuant hereto or in connection herewith by Seller nor the fulfillment of nor the compliance with the terms and provisions hereof or thereof, nor the consummation of the transactions contemplated hereby or thereby, will (i) result in a breach of any terms, conditions or provisions of, constitute a default or an event which, with notice or lapse of time or both, would constitute a default under, or result in a violation or termination of, or conflict with or give any third party the right to accelerate the performance provided by the terms of (1) any contract, agreement, indenture, mortgage, lease, license or other agreement or instrument to which Seller is a party or by which Seller's Partnership Interest or the Property are bound, (2) any provision of any law, rule, regulation, order, judgment or decree to which Seller is subject or by which any of its assets or properties are bound or (3) the charter or bylaws of Seller or
(ii) result in the creation or imposition of any lien, charge, restriction, security interest or encumbrance of any nature whatsoever upon, or give to others any interest or rights, including rights of termination or cancellation, in, or with respect to Seller's Partnership Interest or the Property.

     F.   Third-Party and Governmental Consents.  Except as specifically
          -------------------------------------
described in Exhibit 2.1(F) hereto no consent, authorization, approval or order, license, certificate or permit from or registration, declaration or filing with, any governmental authority or any court or other tribunal or any other person, firm or entity, is required to be obtained or made by or with respect to Seller in connection with the execution, delivery and performance of this Agreement or of any other agreement to be executed and delivered by Seller pursuant hereto or in connection herewith or the consummation of the transactions contemplated hereby or thereby, including any federal, state or local environmental permits or licenses nor is any such consent, authorization, approval, order, license, certificate or permit required under any contract, indenture, mortgage, lease, license, or other agreement or instrument to which Seller is a party or by which Seller's Partnership Interest or the Property are subject or bound.

     G.   Litigation.  Except as set forth in Exhibit 2.1(G) hereto, there
          ----------
are no claims, actions, suits, proceedings or governmental investigations pending or, to the knowledge of Seller after due inquiry, threatened against or affecting Seller's

Partnership Interest or the Property, at law or in equity, before or by any federal, state, municipal or other court, governmental department, commission, board, agency or instrumentality, and Seller, after due inquiry, knows of no factors or circumstances which might give rise to any of the foregoing. Except as set forth in Exhibit 2.1(G) hereto, there is no order, writ, injunction or decree of any court or any federal, state, municipal or local agency or instrumentality affecting the Seller's Partnership Interest or the Property, and Seller is not in default with respect to any order of any federal, state, municipal or other court, department, commission, board, agency or instrumentality.

     I.   Contracts.  Seller has supplied Buyer with a  true and correct
          ---------
copy of each Contract material to Seller's Partnership Interest and the Property, together with any amendments, waivers or other charges thereto made prior to the date hereof. Other than as disclosed in Exhibit 2.1(I) attached hereto, there are no material written or oral contracts, agreements, commitments or understandings relating to the Seller's Partnership Interest or the Property.

     J.   No Broker.  Seller has not dealt or negotiated with any broker in
          ---------
connection with this transaction

     K.   Taxes.  Except as set forth in Exhibit 2.1(K) hereof, all
          -----
federal, state and local tax reports and returns required to be filed by the Partnership with respect to the Partnership's operations (except for returns not yet due), or by the Seller with respect to the Partnership Interest, have been filed. Except as set forth in Exhibit 2.1(K) hereof, all taxes and other payments required to be made by the Partnership or the Seller with respect to its Partnership Interest, including any federal, state or local taxes with respect to the Partnership, the Partnership Interest or the Property (except for amounts not yet due) have been paid (including, without limitation, those due in respect of the ownership or operation of the Property, income, and licenses), and there are no tax liens upon any property or assets of the Partnership, including the Property, except liens for current taxes net yet due. Seller expressly agrees to pay and discharge all sales taxes which may be due or payments received by Seller with respect to the Leased Premises prior to the Closing.

     L.    Financial Statements.  Included in Exhibit 2.1(L) are copies of
           --------------------
the balance sheet of the Partnership dated as of December 31, 1994, together with related statements of income for the Partnership for the previous twelve months (collectively, the "Financials"). The Financials are true, accurate and complete, include all notes necessary to permit a full understanding of all transactions or contingencies reflected therein, and present fairly the financial position of the Partnership in conformity with generally accepted accounting principles consistently applied.

     M.    Change in Business.  Since the date of the Financials, to the
           ------------------
best knowledge and belief of Seller, there have not been any of the following changes in the Partnership or the Property:

           a. Any material change in the assets or liabilities of the Partnership;

          b. Any damage, destruction or loss materially and adversely affecting the Partnership or the Property;

          c. Any material transaction by the Partnership not in the ordinary course of its business.

     N.   Licenses, Permits.  To the best knowledge and belief of Seller,
          -----------------
the partnership has obtained all licenses, permits, variances, approvals, authorizations, easements and rights of way, required form all governmental authorities having jurisdiction over the Property or from private parties for the intended use, operation and occupancy of the Property and to insure vehicular and pedestrian ingress to and egress from the Property.

     O.   Condition of the Property.  Seller makes no representations or
          -------------------------
warranties whatsoever with respect to the condition of the Property or any improvements or personal property located thereon.

     P.   Title to Property.  The Partnership is the legal titleholder of
          -----------------
the Property in fee simple and has full right to convey the same. Without limiting the generality of the foregoing, the Partnership has not granted any option or right of first refusal to any party to acquire any interest in the Property.

     Q.   Representations and Warranties True; No Misleading Statements.
          -------------------------------------------------------------
All of the representations and warranties set forth in this Section 2.1 shall be true and correct as of the Closing Date. The representations and warranties made herein in connection with the sale of Seller's Partnership Interest do not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.
Provided, however, Buyer acknowledges and agrees that it shall not constitute a breach of any warranty or inaccuracy of any representation of Seller hereunder if (i) any action taken or not taken by Russell J. Sarno as President of Seller or by any other employee of Seller prior to the Closing Date renders or causes any representation or warranty to be or to become inaccurate; and/or (ii) to the extent Buyer or any of its officers, directors, shareholders or employees have knowledge or should have knowledge of facts or circumstances which render or cause any representation or warranty to be or to become inaccurate.

     Section 2.2  Representations and Warranties of Buyer. Buyer represents and
                  ---------------------------------------
warrants to Seller as follows:

     A.  Organization and Standing.  Buyer is a corporation duly organized,
         -------------------------
validly existing, and in good standing under the laws of the state of California, and is qualified to do business as a foreign corporation in each jurisdiction in which a failure to qualify would have a material adverse effect on Seller.

     B.  Authority.  The execution of this Agreement by Buyer and the delivery
         ---------
hereof to Seller, and the consummation by Buyer of the transactions contemplated herein, are within Buyer's powers, have been duly authorized by all necessary corporate action of Buyer (including authorization of the Board of Directors), have received all necessary governmental approvals and do not and will not contravene or conflict with any provision of law or of the charter or bylaws of Buyer, and Buyer has full right, power, and authority to execute this Agreement and to consummate the transactions contemplated hereby.

     C.  Validity and Binding Nature.  This Agreement is, and the documents and
         ---------------------------
agreements executed and delivered by Buyer pursuant to the terms hereof, when duly executed and delivered by all parties whose execution and delivery thereof is required, will be legal, valid, and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, receivership, moratorium, conservatorship, reorganization or other laws of general application affecting the rights of creditors generally or by general principles of equity.

     D.  No Restrictions Against Purchase of Seller's Partnership Interest.
         -----------------------------------------------------------------
Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in a breach of any of the terms or provisions of, constitute a default or an event which, with notice or lapse of time or both, would constitute a default under, the charter or bylaws of Buyer or under any agreement or instrument to which Buyer is a party, or by which Buyer may be bound. Except as listed or described on Exhibit 2.2(D), no consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required to be obtained or made by or with respect to Buyer in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby.

     E.  No Broker.  Buyer has not dealt or negotiated with any broker in
         ---------
connection with this transaction.

     F.  No Reliance.  Since April 1, 1984, certain of Buyer's shareholders,
         -----------
officers and directors have served as the principal executive officers of Seller, and in such capacities had total control over the operations of Seller on the Property. Accordingly, Buyer acknowledges and agrees that it is relying upon its own knowledge and investigation with respect to any and all aspects of the operations of Seller on the Property, and with respect to the condition of the Property; and further acknowledges that no representations or warranties are being made by Seller except for those specifically set forth in Section 2.1 hereof.

     G.  Representations and Warranties True; No Misleading Statements.  All the
         -------------------------------------------------------------
representations and warranties set forth in Section 2.2 are true and correct as of the Closing Date. The representations and warranties made herein do not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

     Section 2.3  Survival of Representations and Warranties.  All of the
                  ------------------------------------------
representations and warranties of the parties set forth in this Agreement shall be true as of the Closing Date and any cause of action, whenever accruing, arising therefrom shall survive the Closing Date and the dissolution of Seller, and shall terminate upon the expiration of a period of three years from the Closing Date; provided, however, that any representation, warranties and agreements made by the parties hereto with respect to tax liability of the Seller or the Partnership shall remain effective until the expiration of any applicable statute of limitation period with respect to any such claims.

                                  ARTICLE III

                        COVENANTS AND OTHER AGREEMENTS
                        ------------------------------

     Section 3.1  Access and Information.  Seller has given to Buyer and to
                  ----------------------
Buyer's counsel, accountants and representatives full and free access during normal business hours throughout the period prior to the Closing, to all of the facilities, books, contracts, commitments and records relating to Seller's Partnership Interest and the Property so as to afford Buyer full opportunity to make such review, examination and investigation of Seller's Partnership Interest and the Property as Buyer may desire to make, including without limitation an environmental evaluation of the Property, and has furnished to Buyer during such period all information concerning Seller's Partnership Interest and the Property as Buyer has reasonably requested. Buyer has been permitted to make extracts from or to make copies of such books and records as it deemed reasonably necessary in connection therewith.

     Section 3.2  Taxes and Fees.  All applicable sales, transfer, documentary,
                  --------------
use, filing, and other taxes and fees including all recording or filing fees, notarized fees and similar costs that may be due and payable as a result of the conveyance, assignment, transfer, or delivery of Seller's Partnership Interest shall be borne by Buyer.

     Section 3.3  Post Closing Assistance and Agreements.
                  --------------------------------------
     A. All of Seller's books and records pertaining to the Seller's Partnership Interest and the Property shall be delivered to Buyer on the Closing Date. Following the Closing, Buyer agrees, upon reasonable notice to Buyer, to grant to Seller and its representatives access to such books and records of Seller relating to Seller's Partnership Interest and the Property, during normal hours for reasonable periods of time, to enable the Seller to prepare defenses, discovery, responses, reports, document s and/or returns required of Seller or its affiliates by any federal, state or local taxing authority or any other governmental agency, including without limitation, the Internal Revenue Service or the Securities and Exchange Commission or in connection with any administrative, legal or judicial proceeding. Further, Buyer agrees to assist Seller in the preparation of any such items upon the request of Seller.

     B. Except as otherwise provided herein, Buyer agrees to maintain and preserve the books and records described in Section 3.3.A. following the Closing for a period of five (5) years from the Closing Date. Should Buyer, during or after such five (5) year period, desire to dispose of any such records, Buyer agrees to first notify Seller of its intention to dispose of the same and Seller shall have the opportunity to take possession of such books and records within a reasonable period of time as stated in Buyer's notice.

     Section 3.4  Buffton's and Seller's Indemnity.  Buffton and Seller, jointly
                  --------------------------------
and severally, hereby agree to pay on behalf of, indemnify fully, hold harmless and defend Buyer, its officers, directors, shareholders, successors and assigns (collectively the "indemnified parties"), from and against all demands, claims, actions or causes of action, assessments, losses, damages, costs and other liabilities (including without limitation reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses) (collectively "Losses") asserted against or incurred by the indemnified parties, directly or indirectly, arising out of or in connection with any of the following:

     (i) except to the extent such warranty or representation has expired or such claim is barred by limitations pursuant to Section 2.3. or negated by
Section 2.1(O) hereof, the breach of any warranty or the inaccuracy of any representation of Seller contained in Section 2.1 hereof;

     (ii) any breach or failure by Seller to perform any of the covenants, agreements or obligations under this Agreement or any other agreement or instrument executed and delivered by or on behalf of Seller in connection herewith;

     (iii) the assertion by 1st Nationwide Bank of any claims against Buyer arising solely by virtue of Seller transferring the Partnership Interest to Buyer without the consent of 1st Nationwide Bank; and

     (iv) except with respect to environmental matters which are dealt with exclusively in Section 3.6 hereof, the assertion by any third party against an indemnified party of any liability, including without limitation any claim, liability or obligation not specifically assumed or indemnified against by Buyer under this Agreement or any other agreement or instrument executed and delivered by or on behalf of Buyer in connection herewith, relating to or arising out of Seller's ownership of Seller's Partnership

Interest, whether known or unknown, accrued, contingent or otherwise as of the Closing Date, including without limitation, any judgments, orders, decrees, claims, actions, suits or proceedings relating to Seller's Partnership Interest or the Property prior to the Closing Date.

     Provided, however, Buffton's and Seller's liability under Section 3.4 (i) shall be limited to only those Losses incurred by the indemnified parties, which are over and above Losses which in the aggregate equal Ten Thousand and No/100 Dollars ($10,000.00). In addition, Buffton and Seller will indemnify and hold harmless the indemnified parties from, for and against any costs and expenses (including attorneys fees) which it may suffer or sustain in seeking to enforce the indemnification obligation of Buffton and Seller hereunder.

     Buyer agrees to promptly (no more than 30 days after receipt of such claim) notify Buffton and Seller of all facts and circumstances with respect to any third party claim which may give rise to a claim for indemnification hereunder. Such notice will describe such claim in reasonable detail. Seller shall be provided an opportunity to deal directly with such third party and, at its option, to settle or control the defense of the litigation of such claim, including but not limited to the appointment of counsel reasonably acceptable to Buyer, provide d that Buffton and Seller proceed in good faith, expeditiously and diligently. Buyer agrees to cooperate with Buffton and Seller and, upon the request of Buffton and Seller, assist Buffton and Seller, at Buffton's and Seller's expense, in the conduct of such defense.

     Section 3.5  Buyer's Indemnity.  Buyer hereby agrees to pay on behalf of,
                  -----------------
indemnify fully, hold harmless and defend Seller, its officers, directors, shareholders, successors and assigns (collectively the "indemnified parties"), from and against all demands, claims, actions or causes of action, assessments, and Losses (including without limitation reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses) asserted against or incurred by the indemnified parties, directly or indirectly, arising out of or in connection with any of the following:

     (i) except to the extent such warranty or representation has expired or such claim is barred by limitations pursuant to Section 2.3, or otherwise, the breach of any warranty or the inaccuracy of any representation of Buyer contained in or made pursuant to Section 2.2 hereof;

    (ii) any breach or failure by Buyer to perform any of the covenants, agreements or obligations under this Agreement or any other agreement or instrument executed and delivered by or on behalf of Buyer in connection herewith, including without limitation the performance by Buyer of the Assignment and Assumption Agreement; and

   (iii) except with respect to environmental matters which are dealt with exclusively in Section 3.6 hereof, the assertion by any third party against an indemnified party of any claim, liability or obligation relating to or arising out of Buyer's ownership of Seller's Partnership Interest or the Property arising or accrued after the Closing Date.

     Provided, however, Buyer's liability under Section 3.5(i) shall be limited to only those Losses incurred by the indemnified parties, which are over and above Losses which in the aggregate exceed the sum of Ten Thousand and No/100 Dollars ($10,000.00). In addition, the Buyer will indemnify and hold harmless the indemnified parties from, for and against any costs and expenses

(including attorneys fees) which it may suffer or sustain to enforce the indemnification obligations of Buyers hereunder.

     Seller agrees to promptly (no more than 30 days after receipt of such claims) notify Buyer of all facts and circumstances with respect to any third party claim which may give rise to a claim for indemnification hereunder. Such notice will describe such claim in reasonable detail. Buyer shall be provided an opportunity to deal directly with such third party and, at their option, to settle or control the defense of the litigation of such claim, including but not limited to the appointment of counsel reasonably acceptable to the Seller, provided that Buyer proceeds in good faith, expeditiously and diligently.
Seller agrees to cooperate with Buyer and, upon the request of Buyer, assist Buyer, at Buyer's expense, in the conduct of such defense.

     Section 3.6  Environmental Matters.
                  ---------------------

     A.  Definitions.  For purposes of this section, the terms set forth below
         -----------
shall have the following meanings:

     "Environmental Claim" shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or directive (conditional or otherwise), judgment, lien or other assessment by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties, or restrictions, resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden, accidental or non-accidental leaks or spills), of, or exposure to, or Release of any Hazardous Material, odor or audible noise in, into or onto the environment, including, without limitation, the air, groundwater, surface water or any surface or subsurface strata, at, in, by, from, or related to the Property, (ii) the transportation, storage, treatment or disposal of any Hazardous Material in connection with the operation of the Property or (iii) the violation, or alleged violation, of any applicable Environmental Laws or any Permits.

     "Environmental Laws" shall mean all applicable federal, state and local laws, statutes, ordinances and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including, without limitation, any applicable judicial or administrative order, consent decree or judgment relating to the regulation and protection of human health, safety, the environment and natural resources (including, without limitation, ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). As used herein Environmental Laws shall include, but not be limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S) 9601 et seq.) ("CERCLA"); the
                                                      -- ---
Hazardous  Material Transportation Act, as amended (49 U.S.C. (S) 1801 et seq.);
                                                                       -- ---
the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C.

(S) 136 et seq.); the Resource Conservation and Recovery Act, as amended (42
        -- ---
U.S.C. (S) 6901 et seq.) ("RCRA"); the Toxic Substances Control Act, as amended
                -- ---
(15 U.S.C. (S) 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. (S) 740
                    -- ---
et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. (S)
- - - -- ---
1251 et seq.); and the Safe Drinking Water Act, as amended (42 U.S.C. (S) 300f
     -- ---
et seq.), and any and all regulations promulgated thereunder, but excluding the
- - - -- ---
Occupational Safety and Health Act, as amended (29 U.S.C. (S) 651 et seq.)
                                                                  -- ---
("OSHA"); and all applicable analogous state and local counterparts, equivalents, or similar statutes or ordinances, rules or regulations, including, without limitation, the California Health & Safety Code (S) 1 et seq, as
                                                              -- ---
amended, and any transfer of ownership notification or approval statutes.

     "Environmental Permit" shall mean any permit, approval, authorization, license, variance, or permission required by a governmental authority under any applicable Environmental Laws.

     "Hazardous Material" shall mean, collectively, any (a) petroleum or petroleum products, or derivative or fraction thereof, flammable material, explosives, radioactive materials (including radon gas, other than that which is naturally occurring ), asbestos in any form that is or could become friable, urea formaldehyde foam insulation ("UFI"), and polychlorinated biphenyls
("PCBs"), and (b) any chemical, material or substance,   (i) which is now or
hereafter becomes defined as or included in the definition of "hazardous substances," hazardous wasters," "hazardous materials," "toxic substances," "restricted hazardous wastes," "contaminants,"

"pollutants" or words of similar import under any applicable Environmental Laws of (ii) the emission, discharge, release, storage, transport, disposal, management, handling or use of which is required under or subject to any applicable Environmental Laws.

     "Release" shall mean any release, spill, emission, abandonment of any container or receptacle containing any Hazardous Material, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration into the environment, or into or out of the Property, including the movement or migration, gradual or otherwise, of any Hazardous Material through or in the air, soil, surface water, groundwater, or land surface or subsurface strata or formation.

     "Remedial Action" shall mean all actions required under Environmental Laws and all reasonable voluntary efforts to (1) clean up, remove, treat, monitor or in any other way address the Release of any Hazardous Material in the environment; (2) prevent the further Release or threat of further Release, or minimize the further Release of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health or welfare of the environment; or
(3) perform pre-remedial studies and investigations and post-remedial monitoring and care with respect to any Release or any threatened Release.

     "Seller's Premises" shall mean the Leased Premises as defined in the Lease Agreement between the Partnership and Seller.

     B.  Representations and Warranties of Seller.  Title to the Property has
         ----------------------------------------
been in the Partnership, but the Partnership itself has not conducted any operations on the Property. Accordingly, to the best of Seller's knowledge, the Partnership has not violated any Environmental Laws. To Seller's knowledge, the Partnership has not (i) used, manufactured, generated, treated, stored, disposed of, or Released any Hazardous Material on, under or about the Property, or (ii) transported any Hazardous Material over the Property. To Seller's knowledge the Partnership has not installed, used or removed any storage tank on, from or in connection with the Property except in full compliance with all Environmental Laws.

     C.  Indemnification of Buyer.  Buffton and Seller, jointly and severally,
         ------------------------
hereby agree to pay on behalf of, indemnify fully, hold harmless and defend (with counsel acceptable to Buffton and Seller) Buyer, its officers, directors, shareholders, affiliates, successors and assigns (collectively "Buyer's Indemnified Parties") from and against all demands, claims, actions or causes of action, assessments, losses, damages, costs and other liabilities (including without limitation reasonable attorneys' fees and experts' fees and expenses, court costs and all other out-of-pocket expenses) asserted against or incurred by Buyer's Indemnified Parties, directly or indirectly, arising out of or related to a breach of Seller's representations and warranties contained in
Section 3.6.B. hereinabove or arising out of or related to any Environmental Claim or

Remedial Action which is attributable to the Property at any time prior to the Closing Date, except for and specifically excluding any Environmental Claims or Remedial Action which is attributable to the operations of Seller on Seller's Premises whether arising or accruing prior to or subsequent to the Closing Date.

     D.  Indemnification of Seller.  Buyer hereby agrees to pay on behalf of,
         -------------------------
indemnify fully, hold harmless and defend (with counsel acceptable to Buyer) Seller, its officers, directors, shareholders, affiliates, successors and assigns (collectively "Seller's Indemnified Parties"), from and against all demands, claims, actions or causes of action, assessments, losses, damages, costs and other liabilities (including without limitation reasonable attorneys' and experts' fees and expenses, court costs and all other out-of-pocket expenses) asserted against or incurred by Seller's Indemnified Parties, directly or indirectly, arising out of or related to any Environmental Claim or Remedial Action which is attributable to events or operations on the Property occurring subsequent to the Closing Date, and any Environmental Claims or Remedial Action which is attributable to the operations of Seller on Seller's Premises at any time prior to or subsequent to the Closing Date.

     Section 3.7  Further Assurance.  Each party will execute and deliver, or
                  -----------------
cause to be executed and delivered, from and after the date hereof, such additional or further transfers, assignments, endorsements, and other instruments as any other party reasonably may request for the purpose of carrying out this Agreement.

     Section 3.8  Attorneys' Opinions.
                  -------------------

     A. At the Closing, Seller shall receive the opinion of Friedman & Phillips, counsel for Buyer, dated as of the Closing Date, which opinion of counsel shall be in the form of Exhibit 3.8(A).

     B. At the Closing, Buyer shall receive the opinion of McLean & Sanders, counsel for the Buffton Companies, dated as of the Closing Date, which opinion of counsel shall be in the form of Exhibit 3.8(B).

     Section 3.9  Closing Procedure.  At the Closing, Seller and Buyer, as the
                  -----------------
case may be, shall execute and deliver to the appropriate party the instruments and/or take the action described below:

     A.  Seller shall:

         a.   Execute and deliver the Agreement;

         b.   Execute and deliver the Assignment and Assumption
              Agreement; and

         c. Deliver certified Corporate Resolutions of its Board of Directors, and Shareholder, authorizing the transaction contemplated by the Agreement;

         d. Deliver the Consents described in Exhibit 2.1(F) of the Agreement, excluding the consent of 1st Nationwide Bank;


         e. Upon payment and receipt of the purchase price, deliver or cause Congress Financial Corporation and any other secured party to deliver Releases and/or Termination Statements releasing all security interests of Congress Financial Corporation or any other secured party in Seller's Partnership Interest;

         f. Deliver a Certificate of Good Standing from its state of incorporation, dated within thirty days of the Closing Date; and

          g. Any and all other documents and instruments reasonably requested by Buyer.

     B.   Buyer shall:

          a.   Execute and deliver the Agreement;

          b.   Execute and deliver the Assignment and Assumption Agreement;

          c.   Deliver the purchase price to Seller in cash or by wire transfer;

          d. Deliver certified Corporate Resolutions of the Board of Directors of Buyer authorizing the transaction contemplated by the Agreement; and

          e. Deliver a Certificate of Good Standing from its state incorporation, dated within thirty days of the Closing Date.

                                  ARTICLE IV
                              GENERAL PROVISIONS
                              ------------------
     Section 4.1    Amendment.  This Agreement may not be amended, modified
                    ---------
or altered, except pursuant to an instrument in writing signed by each of the parties hereto.

     Section 4.2    Assignment.  No party to this Agreement may assign its
                    ----------
rights or obligations hereunder without first obtaining the written consent of the other parties hereto; provided, however, that (a) nothing in this Agreement is intended to limit Buyer's ability to sell or to transfer Seller's Partnership Interest following the Closing Date and (b) Buyer may assign or delegate any or all of its rights or obligations under this Agreement to any Affiliate thereof or to any person or entity that acquires all or substantially all of the assets or voting stock of Buyer. In addition, Buyer may assign all of its rights hereunder to any lender of Buyer.

     Section 4.3    Expenses.  Seller and Buyer will each pay their
                    --------
respective expenses, fees and costs incident to the preparation and execution of this Agreement, and except as otherwise expressly provided for herein, each party shall bear its respective expenses or fees involved in the preparation and delivery of all documents, reports and opinions required to be delivered by or on behalf of such party hereunder, whether or not the transactions contemplated hereunder are consummated, except that Buyer shall bear all filing fees incurred in any governmental filing required in connection with the transactions contemplated by this Agreement.

     Section 4.4    Entire Agreement.  This Agreement contains  the entire
                    ----------------
agreement between the parties hereto with respect to the transactions contemplated herein and supersedes all previous written or oral agreements, negotiations, commitments and writings.

     Section 4.5    Rights.  Nothing in this Agreement shall be construed
                    ------
to give any person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy, or claim under this Agreement.

     Section 4.6    Parties Bound.  This Agreement shall be binding upon
                    -------------
and inure to the benefit of each party hereto, its permitted assigns, and its successors in interest, and all assigns and successors in interest thereafter.

     Section 4.7    Governing Law.  This Agreement, including,  without
                    -------------
limitation, the interpretation, construction, validity and enforceability hereof, shall be governed by the laws (other than the conflict of law rules) of the State of California.

     Section 4.8    Attorneys' Fees.  Should any action at law or in equity
                    ---------------
(including any action for declaratory relief) be brought to enforce or interpret the provisions of this Agreement and/or any other agreement executed or delivered incident hereto, the prevailing party shall be entitled to recover its attorneys' fees from the other party or parties, which fees may be set by the Court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

     Section 4.9    Notices.  Any notice, consent or other communication
                    -------
given hereunder shall be in writing including by facsimile and shall be deemed to have been duly given when delivered either personally or by registered or certified mail, postage prepaid, or when dispatched by electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the parties at the following addresses, or such other addresses as may be specified by notice given in accordance herewith:

     BUFFTON:            Buffton Corporation
                         226 Bailey Avenue
                         Suite 101
                         Fort Worth, Texas 76107

     SELLER:             Flo Control, Inc.
                         226 Bailey Avenue
                         Suite 101
                         Fort Worth, Texas 76107

     BUYER:              F.L.C. Property Acquisition, Inc.
                         3210 Winona Avenue
                         Burbank, California  91504

     Section 4.10   Headings, Exhibits, Exhibits. The heading s of the various
                    ----------------------------
sections of this Agreement are included solely for the convenience of reference and are not intended to be full or accurate descriptions of the contents hereof. Any reference to Exhibits shall signify that such Exhibits are incorporated herein by reference.

     Section 4.11   Counterparts. This Agreement may be executed in two or more
                    ------------
original counterparts, each of which may be deemed an original, and all of which together shall constitute one and the same instrument.

     Section 4.12   Interpretation. Any pronoun used in this Agreement shall be
                    --------------
deemed to include singular and plural and masculine, feminine and neuter gender, as the case may be. Unless the context otherwise requires, (i) the words "herein," "hereof," and "hereunder" shall be deemed to refer to this entire Agreement, (ii) all references to Sections, Articles or Exhibits are to Sections, Articles or Exhibits of or to this Agreement, (iii) each term defined in this Agreement has the meaning assigned to it, (iv) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (v) "or" is disjunctive but not necessarily exclusive, and (vi) the terms "Subsidiary" and "Affiliate" have the meanings given to those terms in Rule 12b-2 of Regulation 12B under the Securities Exchange Act of 1934, as amended. All references to "$" or dollar amounts will be in lawful currency of the United States of America. Currency exchange rates against the United States Dollar will be the average of the closing rates as reported in the New York edition of the Wall Street Journal published on the business day immediately preceding the date hereof and will apply for all purposes of this Agreement notwithstanding subsequent changes in such currency exchange rates, except that all computations to be made as of the Closing Date will be based on such rates as of the close of business on the Closing Date.

     IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the day and year first above written.

     BUFFTON:                           BUFFTON CORPORATION



                                        By:________________________________
                                             Robert H. McLean
                                             Chairman of the Board


     SELLER:                            FLO CONTROL, INC.



                                        By:________________________________
                                              Robert H. McLean
                                              Chairman of the Board



     BUYER:                             F.L.C. PROPERTY ACQUISITION, INC.



                                        By:________________________________